THE SCHNEIDER
                                    SMALL CAP
                                   VALUE FUND



                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2001


[GRAPHIC OMITTED]
SCHNEIDER CAPITAL MANAGEMENT

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                                 PRIVACY NOTICE





The SCHNEIDER SMALL CAP VALUE FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 520-3277.

April 2001

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2001



Dear Fellow Shareholder:

     We are pleased to provide you with the annual report for the Schneider Small Cap Value Fund for the year ended August 31, 2001.

U.S. STOCK MARKET OVERVIEW

     The stock market experienced a turbulent decline during the twelve months ended August 31, 2001. The Standard & Poor's 500 Index fell -24.39% for the period, and the Russell 2000 Index of small cap stocks declined -11.51%. Profound weakness in the technology and telecom sectors shook investor sentiment and depressed stock valuations, resulting in a -56.96% return for the technology-laden Nasdaq Composite Index.

     Stocks suffered this broad pullback in the face of a pronounced slowdown in economic activity and deteriorating corporate earnings. The manufacturing sector abruptly changed course during the latter half of 2000 and continued to weaken into 2001. Industrial output in August fell for the eleventh straight month. In contrast, consumer spending remained surprisingly strong and kept the economy from entering a recession. However, in recent months consumer confidence has shown signs of strain as the unemployment rate ratcheted higher. In the midst of this uncertain environment, the small cap value segment of the stock market was generally favored over other investment styles.

INVESTMENT REVIEW

     The Fund performed modestly better than the benchmark Russell 2000 Value Index over the twelve months ended August 31, 2001, returning 19.94% versus 18.04% for its benchmark. Since inception on September 2, 1998, the Fund has performed exceedingly well in delivering a 35.52% annualized return versus 14.52% for the index.

     Variations in the economic sector weightings of the Fund versus the value benchmark did not materially impact returns. Favorable performance during the period was influenced by the strong relative returns produced by the Fund's individual holdings in the producer durables and technology sectors. Investments in select companies engaged in manufactured housing, industrial equipment and industrial software tools were particularly rewarding.

     Financial services represented the largest sector allocation in the Fund during the period, although our exposure at the end of August was equal to that of the value benchmark. The Fund's holdings in the sector have been focused in the commercial lines insurance and savings & loan industries.

OUTLOOK

     It appears to us that the horrible attacks in New York City and Washington on September 11th dashed the market's hopes that the U.S. would avoid a recession and enjoy the beginning of a moderate recovery later this year. Economic activity had already visibly weakened, and consumer confidence and spending were showing strains prior to the tragedy. Now that it appears that consumers and businesses will defer (though not indefinitely) some spending and investment, we believe that the current slowdown will be deeper and more prolonged than investors had previously anticipated.

     The global economic picture is not very encouraging. In our opinion, Japan, Mexico and Singapore are probably in recession. It appears to us that the German economy, which accounts for nearly one-third of the euro zone's economic output, is slumping badly and pulling the other countries in the European Union to the brink of a manufacturing recession.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2001



As a result, we believe it is possible that weakening Asian and European economies could further postpone a U.S. rebound and raise the danger of global recession.

     On a more hopeful tone, we perceive that the renewed prospects for global monetary easing, stimulative fiscal measures, a shrinking of the U.S. trade deficit, and declining energy prices should help lay a stronger foundation for the eventual recovery. In our opinion, lower interest rates should set the stage for a global rebound in 2002.

PORTFOLIO STRATEGY

     As value investors, we endeavor to understand the business fundamentals of each of our holdings and to identify the specific factors that will "unlock" the underlying value in each investment. The efforts from our research-driven process continually uncover a variety of promising investment ideas.

     Your portfolio's current holdings in the consumer discretionary and technology sectors are primarily focused on internally driven, individual company situations where, in our opinion, a more effective strategy, better management or improved execution are expected to enhance earnings and unlock value. Alternatively, investments in the financial services sector are more oriented toward the long-term, industry-wide opportunities that initially presented themselves last year in the savings & loan and commercial lines insurance industries.

     The materials & processing and autos & transportation sectors are economically sensitive segments that have offered both company-specific and industry-wide investment opportunities this year. The derailment of the U.S. economy has severely impacted most of the industries and individual companies that comprise these sectors. Demand for their products has slumped, and the pricing environment is very weak. With the obvious attraction of depressed stock valuations and low investor expectations, we have patiently increased our exposure this year to areas such as trucking, aluminum, steel, and other selected basic materials. Although a modest recovery in 2002 should improve the demand and pricing picture for companies in many cyclical industries, we have generally focused on specific situations where business has been so weak that industry capacity is being reduced or constrained. In our opinion, a balance in supply and demand can be restored through an increase in demand, a reduction in supply, or a combination of the two. With the economic picture quite fragile at this juncture, we are leaning in favor of opportunities where we believe both the near-term supply and longer-term demand trends are in our favor.

     We appreciate your support as we work energetically every day to invest in companies that we believe have temporarily fallen from favor but are near a turning point in their fortunes.


                                  /S/SIGNATURE ARNOLD C. SCHNEIDER III, CFA
                                  Arnold C. Schneider III, CFA
                                  Portfolio Manager
                                  Schneider Capital Management

     WE AT SCHNEIDER CAPITAL MANAGEMENT HOPE FOR THE SAFETY OF YOU, YOUR ASSOCIATES, AND FAMILIES IN THESE TRYING TIMES. WE WOULD LIKE TO ASSURE YOU THAT OUR PORTFOLIO MANAGEMENT, TRADING AND OPERATIONS DEPARTMENTS HAVE NOT BEEN IMPACTED BY THESE HARROWING EVENTS.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2001



             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index

s


[graphic omitted]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Schneider Small Cap Value Fund         Russell 2000 Value Index
9/2/98                   $10,000                                $10,000
9/30/98                   10,000                                 10,362.5
10/31/98                  11,930                                 10,670.1
11/30/98                  12,410                                 10,959
12/31/98                  12,470.7                               11,302.6
1/31/99                   13,785.6                               11,046
2/28/99                   12,531.4                               10,291.9
3/31/99                   13,006.8                               10,207
4/30/99                   15,221.8                               11,138.8
5/31/99                   16,233.2                               11,481.2
6/30/99                   18,043.6                               11,896.9
7/31/99                   18,731.3                               11,614.5
8/31/99                   18,245.9                               11,190
9/30/99                   17,517.7                               10,966.3
10/31/99                  16,759.1                               10,746.8
11/30/99                  17,457                                 10,802.5
12/31/99                  18,340.8                               11,134.4
1/31/00                   17,833                                 10,843.2
2/29/00                   18,069.2                               11,506
3/31/00                   19,391.9                               11,560
4/30/00                   19,391.9                               11,628.3
5/31/00                   19,769.8                               11,450.9
6/30/00                   19,840.7                               11,785.5
7/31/00                   19,734.4                               12,178.2
8/31/00                   20,750.1                               12,722.6
9/30/00                   20,844.5                               12,650.5
10/31/00                  20,490.2                               12,605.6
11/30/00                  19,415.5                               12,349
12/31/00                  21,494.6                               13,675.9
1/31/01                   24,177.8                               14,053.4
2/28/01                   23,127.2                               14,034
3/31/01                   22,034                                 13,808.9
4/30/01                   23,326                                 14,448
5/31/01                   24,546.9                               14,819.6
6/30/01                   25,100.6                               15,415.8
7/31/01                   24,873.5                               15,070.1
8/31/01                   24,887.7                               15,017.9

                                  Total Returns

                               Value on        Year Ended      Average Annual
                           August 31, 2001  August 31, 2001  Since Inception(3)
Schneider Small Cap Value     $24,888             19.94%          35.52%
Russell 2000 Value Index      $15,018             18.04%          14.52%


     The Fund's total return is based on an increase in net asset value from $10.00 per share on September 2, 1998 to $17.53 per share on August 31, 2001, adjusted for dividends totaling $5.49 per share paid from net investment income and realized gains.

--------------------------------------------------------------------------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Annualized return for the period September 2, 1998 (commencement of operations) through August 31, 2001.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2001



                                     SHARES      VALUE
                                     -------   ----------


COMMON STOCKS -- 93.3%
AEROSPACE & DEFENSE -- 1.1%
Orbital Sciences Corp.* ............ 112,300   $  430,109
                                               ----------

AGRICULTURE -- 3.9%
Bunge Limited* .....................  14,600      266,450
Corn Products International, Inc. ..  37,700    1,244,100
                                               ----------
                                                1,510,550
                                               ----------
AUTOMOBILE PARTS & EQUIPMENT -- 3.1%
ArvinMeritor, Inc. .................  20,900      369,930
Visteon Corp. ......................  49,200      841,320
                                               ----------
                                                1,211,250
                                               ----------
AUTOMOBILE RENTALS -- 0.5%
ANC Rental Corp.* ..................  44,400      179,820
                                               ----------
BANKS -- 1.1%
Bancfirst Ohio Corp. ...............   3,500       78,715
Hawthorne Financial Corp.* .........   2,700       52,650
Peoples Bancorp, Inc. ..............   2,710       56,097
Thistle Group Holdings Co. .........   8,800       83,160
Vail Banks, Inc. ...................  14,900      173,361
                                               ----------
                                                  443,983
                                               ----------
CHEMICALS -- 4.4%
Airgas, Inc.* ......................  36,300      510,015
Georgia Gulf Corp. .................  23,200      385,584
IMC Global, Inc. ...................  34,300      405,083
PolyOne Corp. ......................  42,200      426,220
                                               ----------
                                                1,726,902
                                               ----------
CHEMICALS & PLASTIC -- 1.6%
Wellman, Inc. ......................  40,300      604,500
                                               ----------
CHEMICALS - SPECIALTY -- 0.9%
Celanese AG ........................   3,600       64,260
Mississippi Chemical Corp.* ........  40,300      128,960
Olin Corp. .........................   8,800      145,728
                                               ----------
                                                  338,948
                                               ----------

                                     SHARES      VALUE
                                     -------   ----------


COMMUNICATION SERVICES -- 1.3%
Brightpoint, Inc.* .................  65,600   $  235,504
Metromedia International Group, Inc.* 95,800      222,256
VIA NET.WORKS, Inc.* ...............  61,500       54,120
                                               ----------
                                                  511,880
                                               ----------
COMMUNICATIONS -- 0.4%
United Globalcom, Inc.* ............  33,300      155,511
                                               ----------
COMPUTER SOFTWARE -- 0.9%
MSC. Software Corp. ................  18,900      354,375
                                               ----------
CONSTRUCTION & BUILDING MATERIALS-- 0.2%
Texas Industries, Inc. .............   2,200       91,344
                                               ----------
ELECTRICAL EQUIPMENT -- 0.6%
Exide Technologies .................  36,400      237,692
                                               ----------
ELECTRONIC COMPONENTS & ACCESSORIES-- 1.6%
BE Semiconductor Industries N.V.* ..  52,400      419,200
Hynix Semiconductor, Inc.* .........  75,800      208,450
                                               ----------
                                                  627,650
                                               ----------
ENGINEERING & CONSTRUCTION -- 1.9%
Willbros Group, Inc.* ..............  52,900      725,259
                                               ----------
FARM MACHINERY & EQUIPMENT -- 0.5%
CNH Global N.V. ....................  26,000      195,000
                                               ----------
FERTILIZERS -- 0.4%
LESCO, Inc. ........................  15,700      174,270
                                               ----------
FINANCE -- 0.4%
Union Acceptance Corp.* ............  18,700      166,056
                                               ----------
FOOD -- 2.9%
International Multifoods Corp. .....  25,000      518,000
Tate & Lyle PLC - ADR ..............  37,700      616,832
                                               ----------
                                                1,134,832
                                               ----------
FOOD - MEAT PROCESSING -- 1.7%
Pilgrim's Pride Corp., Class A .....  62,000      651,620
                                               ----------



    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001


                                     SHARES      VALUE
                                     -------   ----------



FOOTWEAR -- 2.0%
Barry (R.G.) Corp. .................  93,600   $  444,600
Finish Line, Inc., (The) Class A* ..  32,800      319,800
                                               ----------
                                                  764,400
                                               ----------
HEALTHCARE -- 2.7%
Cobalt Corp. .......................  28,400      195,108
Humana, Inc.* ......................  11,800      141,600
PacifiCare Health Systems, Inc.* ...  49,400      726,180
                                               ----------
                                                1,062,888
                                               ----------
HEALTHCARE FACILITIES -- 3.0%
American Retirement Corp.* .........  63,600      230,868
Sunrise Assisted Living, Inc.* .....  36,200      919,480
                                               ----------
                                                1,150,348
                                               ----------
HEALTHCARE - MISCELLANEOUS -- 0.6%
Angelica Corp. .....................  21,900      240,900
                                               ----------
HOMEBUILDING -- 4.5%
Champion Enterprises, Inc.* ........ 108,400    1,138,200
Clayton Homes, Inc. ................  39,800      609,338
                                               ----------
                                                1,747,538
                                               ----------
HOTEL/RESTAURANTS -- 0.4%
Triarc Cos., Inc. ..................   5,900      146,320
                                               ----------
INSURANCE -- 0.9%
Mutual Risk Management Ltd. ........  13,100      138,336
Scottish Annuity & Life Holdings Ltd. 13,000      224,250
                                               ----------
                                                  362,586
                                               ----------
INSURANCE - PROPERTY & CASUALTY-- 10.1%
American Financial Group, Inc. .....  39,000      913,380
Danielson Holding Corp.* ...........  64,000      262,400
GAINSCO, Inc. ......................  15,400       21,560
HCC Insurance Holdings, Inc. .......  31,000      781,820
Meadowbrook Insurance Group, Inc. ..  21,100       68,575
Navigators Group, Inc. (The)* ......   4,900       93,590
Odyssey Re Holdings Corp.* .........  30,600      512,550
PXRE Group Ltd. ....................  34,500      582,360
RenaissanceRe Holdings Ltd. ........   7,400      527,990
Zenith National Insurance Corp. ....   4,800      144,000
                                               ----------
                                                3,908,225
                                               ----------


                                     SHARES      VALUE
                                     -------   ----------

INSURANCE - SPECIALTY -- 4.0%
FPIC Insurance Group, Inc.* ........  60,200   $  835,576
MIIX Group, Inc. (The) .............  42,400      470,640
Trenwick Group Ltd. ................  17,900      252,211
                                               ----------
                                                1,558,427
                                               ----------
MANUFACTURING - SPECIALTY -- 1.2%
York International Corp. ...........  12,400      471,200
                                               ----------
METALS & MINING -- 4.3%
Brush Engineered Materials, Inc. ...  19,400      285,180
Century Aluminum Co. ...............  46,100      773,558
Cleveland-Cliffs, Inc. .............  13,800      231,840
Commercial Metals Co. ..............  11,900      373,660
                                               ----------
                                                1,664,238
                                               ----------
METALS FABRICATING -- 0.4%
Atchison Casting Corp.* ............  21,600       75,600
Metals USA, Inc. ...................  36,600       75,030
                                               ----------
                                                  150,630
                                               ----------
OFFICE FURNISHINGS -- 0.6%
Interface, Inc. ....................  39,600      231,660
                                               ----------
OFFICE PRODUCTS -- 1.0%
Moore Corp. Ltd. ...................  51,400      398,350
                                               ----------
OIL & GAS FIELD SERVICES -- 1.6%
Atwood Oceanics, Inc.* .............  15,200      472,416
Smedvig ASA - ADR, Class B .........  19,200      137,280
                                               ----------
                                                  609,696
                                               ----------
OIL & GAS SERVICES -- 0.4%
Trico Marine Services, Inc.* .......  19,100      152,991
                                               ----------
PAPER -- 1.1%
Glatfelter, P.H. Co. ...............  26,100      416,034
                                               ----------
PAPER & FORESTRY PRODUCTS -- 0.5%
Louisiana-Pacific Corp. ............  18,600      197,532
                                               ----------
PLASTIC PRODUCTS -- 1.5%
Tupperware Corp. ...................  24,700      583,661
                                               ----------



    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001



                                     SHARES      VALUE
                                     -------   ----------

REAL ESTATE -- 1.6%
American Real Estate Partners, L.P.*  37,700   $  361,920
Newhall Land & Farming Co. .........   9,300      269,235
                                               ----------
                                                  631,155
                                               ----------
RETAIL - PET FOOD -- 0.2%
PETsMART, Inc.* ....................   9,100       72,163
                                               ----------
RETAIL - SPECIALTY -- 0.1%
InterTAN, Inc.* ....................   2,450       21,928
                                               ----------
SAVINGS & LOAN ASSOCIATIONS -- 7.2%
Bank Plus Corp.* ...................  53,300      377,364
BankAtlantic Bancorp, Inc., Class A   15,300      141,066
Camco Financial Corp. ..............  11,200      140,896
Flushing Financial Corp. ...........   4,200       66,990
PennFed Financial Services, Inc. ...   2,200       45,936
Washington Federal, Inc. ...........  47,650    1,182,673
Westcorp ...........................  43,573      850,545
                                               ----------
                                                2,805,470
                                               ----------
SEMICONDUCTOR EQUIPMENT -- 0.7%
Kulicke and Soffa Industries, Inc.*    8,000      115,280
Ultratech Stepper, Inc.* ...........   9,800      168,560
                                               ----------
                                                  283,840
                                               ----------
SHIPPING -- 1.9%
Alexander & Baldwin, Inc. ..........  15,000      393,750
Kirby Corp.* .......................   7,900      192,760
Sea Containers Ltd., Class A .......   9,900      159,390
                                               ----------
                                                  745,900
                                               ----------
STEEL -- 1.2%
Birmingham Steel Corp.* ............  50,300       49,797
USX-U.S. Steel Group ...............  22,100      439,569
                                               ----------
                                                  489,366
                                               ----------
STEEL - SPECIALTY -- 0.9%
UCAR International, Inc.* ..........  26,400      335,280
                                               ----------
TELECOMMUNICATIONS & EQUIPMENT-- 0.9%
Allegiance Telecom, Inc.* ..........  20,400      253,572
Arris Group, Inc.* .................  13,400       97,016
                                               ----------
                                                  350,588
                                               ----------


                                     SHARES      VALUE
                                     -------   ----------

TRANSPORTATION -- 4.4%
Covenant Transport, Inc., Class A* .  34,900   $  526,990
Ryder System, Inc. .................  18,400      415,656
Stolt-Nielsen S.A. .................  22,400      323,680
U.S. Xpress Enterprises, Inc.* .....  15,400      127,050
Werner Enterprises, Inc. ...........  15,500      347,200
                                               ----------
                                                1,740,576
                                               ----------
TRUCK TRAILERS -- 2.4%
Wabash National Corp. ..............  95,200      923,440
                                               ----------
UTILITIES -- 1.6%
Avista Corp. .......................   7,800      126,906
Sierra Pacific Resources ...........  29,900      506,805
                                               ----------
                                                  633,711
                                               ----------
TOTAL COMMON STOCKS
   (Cost $33,015,271)                          36,322,592
                                               ----------

CANADIAN COMMON STOCK -- 3.8%
Boardwalk Equities, Inc. ...........  39,000      311,732
Canadian Hotel Income Properties,
   REIT ............................  59,561      351,584
Fairfax Financial Holdings Ltd.* ...   5,500      821,409
                                               ----------
   Total Canadian Common Stock
     (Cost $1,419,723) .............            1,484,725
                                               ----------

FRENCH COMMON STOCK -- 0.8%
Compagnie Francaise d'Etudes de
   Construction Technip ............   2,200      325,346
                                               ----------
   TOTAL FRENCH COMMON STOCK
     (Cost $230,734) ...............              325,346
                                               ----------

HONG KONG COMMON STOCK -- 1.1%
ASM Pacific Technology Ltd. ........ 225,600      409,284
                                               ----------
   TOTAL HONG KONG COMMON STOCK
     (Cost $442,778) ...............              409,284
                                               ----------




    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2001


                                        PAR
                                       (000)     VALUE
                                       -----   ----------

SHORT-TERM INVESTMENTS -- 1.6%
Wilmington Fund Cash Sweep
   3.233%, 08/31/01 ................    $604  $   603,984
                                              -----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $603,984) ...............              603,984
                                              -----------
TOTAL INVESTMENTS-- 100.6%
   (Cost $35,712,490) ..............           39,145,931
                                              -----------
LIABILITIES IN EXCESS
   OF OTHER ASSETS-- (0.6%) ........             (233,610)
                                              -----------
NET ASSETS-- 100.0% ................          $38,912,321
                                              ===========
------------------
  *Non-income producing.

ADR - American Depository Receipt
REIT - Real Estate Investment Trust



    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2001


ASSETS
   Investments, at value (cost-- $35,712,490) ...........     $39,145,931
   Receivable for investments sold ......................          41,076
   Dividends and interest receivable ....................          41,931
                                                              -----------
     Total Assets .......................................      39,228,938
                                                              -----------
LIABILITIES
   Payable for investment purchased .....................         269,588
   Accrued expenses payable and other liabilities .......          47,029
                                                              -----------
     Total Liabilities ..................................         316,617
                                                              -----------
NET ASSETS
   Capital stock, $0.001 par value ......................           2,381
   Additional Paid-in capital ...........................      33,607,414
   Undistributed net investment income ..................         143,036
   Accumulated net realized gain from investments
     and foreign exchange transactions, if any ..........       1,726,049
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any ..............       3,433,441
                                                              -----------
   Net assets applicable to shares outstanding ..........     $38,912,321
                                                              ===========
Shares outstanding ......................................       2,219,289
                                                              ===========
Net asset value, offering and redemption price per share           $17.53
                                                              ===========



    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                             STATEMENT OF OPERATIONS

                                                                                 FOR THE
                                                                               YEAR ENDED
                                                                             AUGUST 31, 2001
                                                                             ---------------
Investment Income
   Dividends ...............................................................   $  395,448*
   Interest ................................................................       63,200
                                                                               ----------
     Investment Income .....................................................      458,648
                                                                               ----------
Expenses
   Advisory fees ...........................................................      253,404
   Administration fees .....................................................      106,000
   Custodian fees and expenses .............................................       41,710
   Administrative service fees .............................................       38,010
   Transfer agent fees and expenses ........................................       26,100
   Printing ................................................................       23,699
   Federal and state registration fees .....................................       12,001
   Audit and legal fees ....................................................        7,158
   Directors fees ..........................................................        2,841
   Insurance ...............................................................          419
                                                                               ----------
     Total expenses before waivers .........................................      511,342
   Less: waivers ...........................................................     (221,342)
     reimbursements ........................................................      (11,129)
                                                                               ----------
     Net expenses after waivers and reimbursements .........................      278,871
                                                                               ----------
Net investment income ......................................................      179,777
                                                                               ----------
Net realized and unrealized gain/(loss) on investment and foreign exchange transactions: Net realized gain/(loss) from:
     Investments ...........................................................    2,370,711
     Foreign currency transactions .........................................         (541)

   Net change in unrealized appreciation/(depreciation) on:
     Investments ...........................................................    1,812,897
     Foreign currency transactions .........................................          (13)
                                                                               ----------

   Net realized and unrealized gain on investments and foreign currency ....    4,183,054
                                                                               ----------
Net increase in net assets resulting from operations .......................   $4,362,831
                                                                               ==========
------------------

*Net of foreign withholding taxes of $15,291.


    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          FOR THE              FOR THE
                                                                                        YEAR ENDED           YEAR ENDED
                                                                                      AUGUST 31, 2001      AUGUST 31, 2000
                                                                                      ---------------      ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ............................................................    $  179,777            $  68,943
   Net realized gain from investments and
     foreign currency transactions, if any ..........................................     2,370,170            2,907,567
   Net change in unrealized appreciation/(depreciation) on investments and
     foreign currency transactions, if any ..........................................     1,812,884             (658,920)
                                                                                         ----------            ---------
   Net increase in net assets resulting from operations .............................     4,362,831            2,317,590
                                                                                         ----------            ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................................       (93,529)                  --
   Net realized capital gains .......................................................    (3,249,041)          (2,065,468)
                                                                                         ----------            ---------
     Total dividends and distributions to shareholders ..............................    (3,342,570)          (2,065,468)
                                                                                         ----------            ---------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS (SEE NOTE 4) .........    18,498,367            6,217,845
                                                                                         ----------            ---------
     Total increase in net assets ...................................................    19,518,628            6,469,967

NET ASSETS
   Beginning of year ................................................................    19,393,693           12,923,726
                                                                                         ----------            ---------
   End of year* .....................................................................   $38,912,321          $19,393,693
                                                                                        ===========          ===========

------------------
* Includes undistributed net investment income of $143,036 and $56,821 for the fiscal years ended August 31, 2001 and 2000, respectively.



    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                   FOR THE          FOR THE          FOR THE PERIOD
                                                                 YEAR ENDED       YEAR ENDED       SEPTEMBER 2, 1998*
                                                               AUGUST 31, 2001  AUGUST 31, 2000  THROUGH AUGUST 31, 1999
                                                               ---------------  ---------------  -----------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......................          $ 17.57          $ 18.04            $ 10.00

Net investment income/(loss)(1) ............................             0.09             0.07              (0.02)
Net realized and unrealized gain on investments and
   foreign currency transactions, if any(2) ................             2.75             1.94               8.19
                                                                      -------          -------            -------
Net increase in net assets resulting from operations .......             2.84             2.01               8.17
                                                                      -------          -------            -------
Dividends and distributions to shareholders from:
Net investment income ......................................            (0.08)              --                 --
Net realized capital gains .................................            (2.80)           (2.48)             (0.13)
                                                                      -------          -------            -------
Total dividends and distributions to shareholders ..........            (2.88)           (2.48)             (0.13)
                                                                      -------          -------            -------
Net asset value, end of period .............................          $ 17.53          $ 17.57            $ 18.04
                                                                      =======          =======            =======
Total investment return(3) .................................            19.94%           13.72%             82.46%
                                                                      =======          =======            =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..................          $38,912          $19,394            $12,924
Ratio of expenses to average net assets(1) .................             1.10%            1.10%              1.10%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements ..................................             2.02%            2.37%              3.90%(4)
Ratio of net investment income to average net assets(1) ....             0.71%            0.44%             (0.17)%(4)
Portfolio turnover rate ....................................            79.30%           84.93%            145.99%

------------------
*     Commencement of operations.
(1)   Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4)   Annualized.



    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2001


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the Schneider Small Cap Value Fund (the "Fund") which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.97 billion are currently classified into ninety-four classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families", eight of which have begun investment operations, including the Schneider Small Cap Value Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2001


     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as trustee or professional fees) are charged to all funds in proportion to their net assets of the RBB funds.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as the Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceeded 1.10% of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the year ended August 31, 2001, investment advisory fees and waivers of expenses were as follows:

                                      GROSS ADVISORY     WAIVERS   REIMBURSEMENTS   NET ADVISORY
                                      --------------   ----------  --------------   ------------
     Schneider Small Cap Value Fund      $253,404      $(185,836)    $(11,129)         $56,439

     The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2001



     PFPC Trust Co. serves as custodian of the Fund. PFPC Inc. ("PFPC"), serves as administrator for the Fund. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out of pocket expenses.

     For the year ended August 31, 2001, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Fund. During this period, PFPC's administration fees and related waivers were as follows:

                                               GROSS                                        NET
                                        ADMINISTRATION FEES         WAIVERS         ADMINISTRATION FEES
                                        -------------------        --------         -------------------
     Schneider Small Cap Value Fund          $100,000              $(4,098)               $95,902

     In addition, PFPC serves as the Fund's transfer and disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Fund. During the year ended August 31, 2001, transfer agency fees and waivers were as follows:

                                          GROSS TRANSFER                               NET TRANSFER
                                            AGENCY FEES             WAIVERS             AGENCY FEES
                                          --------------           --------            ------------
     Schneider Small Cap Value Fund           $24,001              $(1,000)               $23,001

     From September 1, 2000 through January 1, 2001, Provident Distributors, Inc. (PDI) provided certain administrative services to the Fund. As compensation for such administrative services, PDI received a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the period ended January 1, 2001, PDI, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees were as follows:

                                             GROSS
                                        ADMINISTRATIVE                            NET ADMINISTRATIVE
                                         SERVICES FEES              WAIVERS            SERVICES FEES
                                        --------------             --------       ------------------
     Schneider Small Cap Value Fund            $9,741              $(7,793)              $1,948

     From January 2, 2001 through August 31, 2001, PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provided certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the period ended August 31, 2001, PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees were as follows:

                                             GROSS
                                        ADMINISTRATIVE                            NET ADMINISTRATIVE
                                         SERVICES FEES            WAIVERS            SERVICES FEES
                                        --------------           ---------        ------------------
     Schneider Small Cap Value Fund         $28,269              $(22,615)              $5,654

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2001



3.   INVESTMENT IN SECURITIES

     For U.S.  federal  income tax  purposes,  the cost of  securities  owned at
August   31,   2001   was   $35,754,196.   Accordingly,   the   net   unrealized
appreciation/(depreciation) of investments was as follows:

                                                                           NET APPRECIATION/
                                       APPRECIATION      DEPRECIATION       (DEPRECIATION)
                                       ------------      ------------      -----------------
     Schneider Small Cap Value Fund     $5,835,854       $(2,444,119)         $3,391,735

     For the year ended August 31, 2001, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                         PURCHASES          SALES
                                        -------------    -----------
     Schneider Small Cap Value Fund     $35,356,992      $20,689,438

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2001 the Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the years ended August 31, 2001 and 2000 were as follows:

                                      SCHNEIDER SMALL CAP
                                          VALUE FUND
                      ----------------------------------------------------
                      FOR THE FISCAL YEAR ENDED FOR THE FISCAL YEAR ENDED
                      ----------------------------------------------------
                           AUGUST 31, 2001            AUGUST 31, 2000
                       -----------------------    -----------------------
                        SHARES       AMOUNT        SHARES      AMOUNT
                       ---------   -----------    --------   -----------
     Sales ........... 1,032,808   $17,623,713     415,055   $ 6,766,242
     Reinvest ........   230,776     3,288,554     136,509     2,018,967
     Repurchases .....  (148,216)   (2,413,900)   (163,983)   (2,567,364)
                       ---------   -----------    --------   -----------
     Net increase .... 1,115,368   $18,498,367     387,581   $ 6,217,845
                       =========   ===========    ========   ===========

     On  August  31,  2001,  two  shareholders  held  approximately  13%  of the
outstanding   shares  of  the  Schneider  Small  Cap  Value  Fund.  One  of  the
shareholders, an officer of the advisor, owns approximately 6% of the outstanding shares.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Small Cap Value Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period September 2, 1998 (commencement of operations) through August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





/S/SIGNATURE PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2001

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)



     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2001) as of the U. S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2001, the following dividends and distributions per share were paid by each of the Funds:

                                      NET INVESTMENT INCOME    SHORT-TERM GAINS    LONG-TERM GAINS
                                      ---------------------    ----------------    ---------------
     Schneider Small Cap Value Fund          $.0806                 $2.1278            $0.6721

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 15.65%.

     These amounts were reported to shareholders as income in 2000. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996








This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.